UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 1, 2007

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31390	06-1195422
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

	2400 Xenium Lane North	55441
	Plymouth, Minnesota	(Zip Code)
(Address of Principal
Executive Offices)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On August 1, 2007, the stockholders of Christopher & Banks Corporation (the “Company”) approved (i) an amendment to the Christopher & Banks Corporation 2005 Stock Incentive Plan (the “2005 Plan”), which increased the amount of shares available for issuance under the 2005 Plan by 1,000,000 (the “Additional Shares”) from 800,000 to 1,800,000 shares of the Company’s Common Stock, and (ii) an amendment to the Christopher & Banks 2006 Senior Executive Incentive Plan (the “2006 Plan”) to permit the payment of awards under the 2006 Plan based on the achievement of performance goals for the first half of the fiscal year.

On April 18, 2007, the Company’s Board of Directors approved the Additional Shares and recommended that the amendment to the 2005 Plan be voted upon by the stockholders at the Annual Meeting of Stockholders to be held on August 1, 2007. A copy of the 2005 Plan was filed as Exhibit Number 99.1 to Form S-8 filed on March 13, 2005 with the United States Securities and Exchange Commission and is incorporated by reference herein. A copy of Amendment No. 3 to the 2005 Plan is attached hereto as Exhibit 10.1.

On February 22, 2007, the Company’s Board of Directors approved, pursuant to the recommendation of the Board of Director’s Compensation Committee, Amendment No. 1 to the 2006 Plan. Amendment No. 1 to the 2006 Plan is designed to permit the payment of awards under the 2006 Plan based on the achievement of performance goals for the first half of the fiscal year. Amendment No. 1 to the 2006 Plan does not change the maximum award payable to a participant under the 2006 Plan for a full fiscal year which is $2.5 million, but adds a provision stating that the maximum award payable to a participant for the first half of the fiscal year is $1.25 million. Amendment No. 1 to the 2006 Plan was attached as Exhibit 10.1 to the Company’s Form 8-K filed on February 28, 2007 with the United States Securities and Exchange Commission. This summary of Amendment No. 1 to the 2006 Plan is qualified in its entirety by reference to the full text of Amendment No. 1 to the 2006 Plan.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Shell company transactions:  None.

(d)                                 Exhibits:

10.1                           Amendment No. 3 to Christopher & Banks Corporation 2005 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: October 8, 2007	By:	/s/ Andrew K. Moller
Andrew K. Moller
Executive Vice President
and Chief Financial Officer

CHRISTOPHER & BANKS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 3 to Christopher & Banks Corporation 2005 Stock Incentive Plan.